Exhibit  32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Carey G. Birmingham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of College Oak Investments, Inc. on Form 10-QSB for the quarterly period ended January 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of College Oak Investments, Inc.

                                     By:/s/ Carey G. Birmingham
                                     --------------------------
                                     Carey G. Birmingham
                                     Chief Executive Officer and
                                     Chief Financial Officer
March 3, 2005


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